Exhibit 24

                               POWER OF ATTORNEY

         We, the undersigned Officers and Directors of Precision Auto Care, Inc. (the "Corporation") hereby constitute and appoint John F. Ripley and Arnold Janofsky, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a registration statement or registration statements on Form S-8, and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 (i) up to 400,000 shares of the Common Stock of the Corporation which may be purchased or issued from time to time pursuant to the terms of the Precision Auto Care, Inc. Employee Stock Option Plan, (ii) up to 175,000 shares of Common Stock of the Corporation which may be purchased or issued from time to time pursuant to the terms of the Precision Tune Stock Option Plan, and (iii) up to 25,000 shares of Common Stock of the Corporation which may be purchased or issued from time to time pursuant to the terms of the Precision Tune 1996 Employee Stock Purchase Plan.

     Signature                          Title                               Date
     ---------                          -----                               ----

/s/ Lynn E. Caruthers
________________________
    Lynn E. Caruthers            Chairperson and Director              November 9, 1997


/s/ John F. Ripley
________________________
    John F. Ripley               President and Chief                   November 9, 1997
                                 Executive Officer
                                 and Director


/s/ William R. Klumb
________________________
    William R. Klumb             Vice President-Precision              November 9, 1997
                                 Auto Wash Operations and
                                 Director

     Signature                          Title                               Date
     ---------                          -----                               ----

/s/ Woodley A. Allen
________________________
    Woodley A. Allen             Director                              November 9, 1997


/s/ George Bavelis
________________________
    George Bavelis               Director                              November 9, 1997


/s/ Bernard H. Clineburg
________________________
    Bernard H. Clineburg         Director                              November 9, 1997


/s/ Clarence E. Deal
________________________
    Clarence E. Deal             Director                              November 9, 1997


/s/ Effie Eliopulos
________________________
    Effie Eliopulos              Director                              November 9, 1997


/s/ Bassam Ibrahim
________________________
    Bassam Ibrahim               Director                              November 9, 1997


/s/ Richard O. Johnson
________________________
    Richard O. Johnson           Director                              November 9, 1997


/s/ Arthur Kellar
________________________
    Arthur Kellar                Director                              November 9, 1997


/s/ Harry G. Pappas, Jr.
________________________
    Harry G. Pappas, Jr.         Director                              November 9, 1997


/s/ Gerald Zamensky
________________________
    Gerald Zamensky              Director                              November 9, 1997


/s/ Peter Kendrick
________________________
    Peter Kendrick               Chief Financial Officer               November 9, 1997
                                 and Treasurer
                                 (Principal Finance and
                                 Accounting Officer)



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